Exhibit 10.4

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, OR OTHERWISE DISPOSED OF UNLESS (A) REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR (B) AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.

HELIO CORPORATION

PROMISSORY NOTE

$15,773.00

December 2, 2025

FOR VALUE RECEIVED, Helio Corporation, a Florida corporation (the “Company”), hereby promises to pay to the order of Paul S. Turin (“Lender”), the Company’s Chief Engineer, the principal sum of $15,773.00, representing funds previously advanced by Lender to the Company and its subsidiary, Heliospace Corporation, as further described in Section 1 of this Note. This Note is not a retroactive or backdated instrument.

1.	PRINCIPAL

The principal amount of this Note is Fifteen Thousand Seven Hundred Seventy-Three U.S. Dollars and Zero Cents ($15,773.00), consisting of the prior advance of $15,773.00 by Lender to the Company on April 17, 2025.

2.	INTEREST

This Note shall bear no interest.

3.	MATURITY

All unpaid principal shall be due and payable ON DEMAND upon written notice from Lender to the Company.

4.	PREPAYMENT

The Company may prepay all or any portion of the outstanding principal of this Note at any time without premium or penalty.

5.	EVENTS OF DEFAULT

Each of the following shall constitute an “Event of Default”:

(a)	Failure of the Company to pay any amount due hereunder within fifteen (15) days after written demand; or

(b)	The Company becomes subject to bankruptcy or insolvency proceedings.

Upon an Event of Default, the entire unpaid principal shall become immediately due and payable at the option of Lender.

6.	GOVERNING LAW

This Note shall be governed by and construed in accordance with the laws of the State of Florida.

7.	NOTICES

All notices required or permitted hereunder shall be in writing and delivered personally, by email, or by certified mail to the parties at their respective last known addresses.

8.	MISCELLANEOUS

(a)	No Waiver. No delay or failure by Lender to exercise any right hereunder shall operate as a waiver.

(b)	Amendments. This Note may be amended only by a written instrument executed by both parties.

(c)	Transfer; Assignment. The Lender acknowledges that this Note constitutes a “restricted security” under the Securities Act of 1933, as amended (the “Securities Act”), and has not been registered under the Securities Act or any state securities laws. This Note may not be offered, sold, assigned, pledged, or otherwise transferred unless (a) pursuant to an effective registration statement under the Securities Act and applicable state securities laws, or (b) an exemption from such registration requirements is available, and, in each case, subject to the Company’s prior written consent.

(d)	Entire Agreement. This Note constitutes the entire agreement between the parties with respect to the indebtedness evidenced hereby.

(e)	No Backdating. The parties acknowledge that this Note is executed as of the date above and is not a retroactive or backdated instrument.

[Signature page follows.]

IN WITNESS WHEREOF, the Company and Lender have executed this Promissory Note as of the date first written above.

HELIO CORPORATION

By:	/s/ Gregory T. Delory
Name:	Gregory T. Delory
Title:	Chief Executive Officer

LENDER:

/s/ Paul S. Turin
Paul S. Turin

[SIGNATURE PAGE TO DEMAND NOTE]

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